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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                           CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) April 16, 2012


                                NORDSTROM, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        WASHINGTON                 001-15059                     91-0515058

(STATE OR OTHER JURISDICTION    (COMMISSION FILE           (I.R.S. EMPLOYER
      OF INCORPORATION)              NUMBER)             IDENTIFICATION NO.)


             1617 SIXTH AVENUE, SEATTLE, WASHINGTON      98101
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)   (ZIP CODE)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (206) 628-2111


                              INAPPLICABLE
         (FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)


  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


  ___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  ___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  ___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 8.01 Other Events.

On April 16, 2012, Nordstrom Credit Card Master Note Trust II (the "Trust"), a statutory trust created by Nordstrom Credit Card Receivables II LLC (a wholly owned bankruptcy remote subsidiary of Nordstrom Credit, Inc., which is a wholly owned subsidiary of Nordstrom, Inc.), retired at maturity $453.8 million Series 2007-2 Class A Notes and $46.2 million Series 2007-2 Class B Notes (collectively, the "Series 2007-2 Notes"). The Series 2007-2 Notes were secured by the Nordstrom Private Label receivables and by an undivided beneficial participation interest in the Nordstrom VISA receivables (collectively, the "Receivables") pursuant to the terms of the Amended and Restated Master Indenture, dated as of May 1, 2007, as supplemented by the Series 2007-2 Indenture Supplement, dated as of May 1, 2007. The Series 2007-2 Notes were retired using cash that the Trust accumulated monthly into a restricted account beginning in December 2011.












































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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NORDSTROM, INC.



                                           By:  /s/ Robert B. Sari
                                                -----------------------
                                                Robert B. Sari
                                                Executive Vice President,
                                                General Counsel and Corporate
                                                Secretary

Dated: April 18, 2012